UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2018

FLEXSHOPPER, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37945	20-5456087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North Military Trail

Suite 200

Boca Raton, FL 33431

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (855) 353-9289

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box belo if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Underwriting Agreement

On September 25, 2018, FlexShopper, Inc. (the “Company,” “we,” “us” and “our”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with ThinkEquity, a division of Fordham Financial Management, Inc. (the “Underwriter”), relating to the issuance and sale (the “Offering”) of 10,000,000 units (“Units”), each Unit consisting of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and one-half (1/2) of one warrant, each whole warrant exercisable for one share of Common Stock (each, a “Warrant” and collectively, the “Warrants”), at a price per Unit of $1.00. Under the terms of the Underwriting Agreement, the Company also granted to the Underwriter an option (the “Over-allotment Option”), exercisable in whole or in part at any time for a period of 45 days from the date of the Underwriting Agreement, to purchase up to an aggregate of 1,500,000 additional shares of Common Stock and/or 750,000 Warrants, in any combination thereof, solely to cover over-allotments.

The Offering closed on September 28, 2018. The Company conducted the Offering pursuant to a Registration Statement on Form S-1 (Registration No. 333-226823) (the “Registration Statement), which was declared effective by the Securities and Exchange Commission (the “Commission”) on September 25, 2018. At the closing of the Offering, the Underwriter partially exercised the Over-allotment Option by purchasing 750,000 Warrants. The Underwriter retains the right to exercise the balance of the Over-allotment Option within the 45-day time period. The net proceeds to us from the Offering were approximately $9.2 million, after deducting underwriting discounts and commissions and other estimated offering expenses.

The Underwriting Agreement is filed as Exhibit 1.1 to the Registration Statement, and the description of the terms of the Underwriting Agreement contained in this Item 1.01 is qualified in its entirety by reference to such exhibit.

Warrant Agent Agreement

On September 28, 2018, the Company entered into a Warrant Agent Agreement setting forth the terms and conditions of the Warrants (the “Warrant Agreement”) with its transfer agent, Continental Stock Transfer & Trust Company, which will act as warrant agent for the Warrants. The Warrants have an exercise price of $1.25, are exercisable upon issuance and will expire five years from the date of issuance. The Warrants are listed on the Nasdaq Capital Market under the symbol “FPAYW.”

The Warrant Agreement and the form of Warrant contained therein are filed as Exhibit 4.4 to the Registration Statement, and the description of the terms of the Warrant Agreement and form of Warrant contained in this Item 1.01 is qualified in its entirety by reference to such exhibit.

Amendment No. 10 to Credit Agreement

On September 25, 2018, the Company, through a wholly-owned indirect subsidiary (the “Borrower”), entered into Amendment No. 10 (the “Amendment”) to the Credit Agreement, originally entered into on March 6, 2015 by and among the Borrower and WE 2014-1, LLC, an affiliate of Waterfall Asset Management, LLC, and certain other lenders thereunder from time to time (as amended from time to time, the “Credit Agreement”). The Amendment amended the Credit Agreement to provide that the definition of “Equity Raise” (as that term is defined in the Credit Agreement) be revised to constitute at least $10.0 million in equity funding.

A copy of the Amendment is filed with this report as Exhibit 10.1 and is hereby incorporated by reference herein. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such document.

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Item 3.02.	Unregistered Sales of Equity Securities.

As disclosed in the Current Report on Form 8-K filed with the Commission on August 31, 2018 (the “August Current Report”), FlexShopper, LLC, a wholly-owned, direct subsidiary of the Company, previously issued a convertible subordinated promissory note to each of Russel Heiser, the Company’s Chief Financial Officer, and NRNS Capital Holdings LLC, an entity controlled by an owner of greater than 5% of our outstanding Common Stock (together, the “Notes”). In connection with the Offering, Mr. Heiser and NRNS elected to convert the convertible portion of the Notes (50% of the outstanding principal amount, plus accrued and unpaid interest thereon) into Units at a conversion price equal to the price per Unit paid by the Underwriter pursuant to the Underwriting Agreement. The Company will satisfy its conversion obligations under the Notes by the issuance of 602,974 shares of Common Stock and 301,487 Warrants to Mr. Heiser and 1,507,395 shares of Common Stock and 753,697 Warrants to NRNS.

A form of the Notes are filed as Exhibit 10.3 to the August Current Report, and the description of the terms of the Notes contained in this Item 3.02 is qualified in its entirety by reference to such exhibit.

Item 7.01.	Regulation FD Disclosure.

On September 25, 2018, we issued a press release with respect to the pricing of the Offering and, on September 28, 2018, we issued a press release with respect to the closing of the Offering. These press releases announcing the pricing and closing of the Offering are attached as Exhibits 99.1 and 99.2 hereto, respectively.

The information furnished in Item 7.01, including Exhibit 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement, dated September 25, 2018 (previously filed as Exhibit 1.1 to the Company’s Registration Statement on Form S-1 (Registration No. 333-226823) filed on September 24, 2018 and incorporated herein by reference).
4.1	Warrant Agency Agreement, dated September 28, 2018 (previously filed as Exhibit 4.4 to the Company’s Registration Statement on Form S-1 (Registration No. 333-226823) filed on September 24, 2018 and incorporated herein by reference).
10.1	Amendment No. 10 to Credit Agreement, dated September 24, 2018, between FlexShopper 2, LLC and WE 2014-1, LLC.
10.2	Form of Amended and Restated Subordinated Promissory Note issued by FlexShopper, LLC to each of Russ Heiser and NRNS Capital Holdings LLC (previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on August 31, 2018 and incorporated herein by reference).
99.1	Press release, dated September 25, 2018, furnished herewith.
99.2	Press release, dated September 28, 2018, furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSHOPPER, INC.

Date: October 1, 2018	By:	/s/ Brad Bernstein
Brad Bernstein
Chief Executive Officer

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